Exhibit 99.1 9.1

News Release

Abbott Reports Fourth-Quarter and Full-Year 2024 Results; Issues 2025 Financial Outlook

–Fourth-quarter sales of $11.0 billion; full-year 2024 sales of $42.0 billion
–Fourth-quarter reported sales increased 7.2 percent; organic sales growth for the underlying base business increased 10.1 percent1
–Full-year 2024 reported sales increased 4.6 percent; organic sales growth for the underlying base business increased 9.6 percent2
–Abbott projects full-year 2025 organic sales growth to be in the range of 7.5% to 8.5%

ABBOTT PARK, Ill., Jan. 22, 2025 — Abbott today announced financial results for the fourth quarter ended Dec. 31, 2024.

•Fourth-quarter sales increased 7.2 percent on a reported basis, 8.8 percent on an organic basis, and 10.1 percent on an organic basis, excluding COVID-19 testing-related sales.
•Fourth-quarter GAAP diluted EPS of $5.27 and adjusted diluted EPS of $1.34, which excludes specified items (refer to page 13 for a reconciliation of GAAP EPS to adjusted EPS).
•Full-year 2024 sales of $42.0 billion increased 4.6 percent on a reported basis, 7.1 percent on an organic basis, and 9.6 percent on an organic basis, excluding COVID-19 testing-related sales.
•Full-year 2024 gross margin as a percent of sales improved 60 basis points on a GAAP basis compared to 2023 and improved 70 basis points on an adjusted basis.
•Full-year 2024 GAAP diluted EPS of $7.64 and adjusted diluted EPS of $4.67, which excludes specified items (refer to page 14 for a reconciliation of GAAP EPS to adjusted EPS).
•For the full-year 2024, Abbott achieved the upper end of the initial guidance ranges the company provided in January 2024 for both organic sales growth and adjusted earnings per share.
•During 2024, Abbott announced more than 15 new growth opportunities coming from the company's highly productive R&D pipeline. These include a combination of new product approvals and new treatment indications.
•Abbott projects full-year 2025 organic sales growth to be in the range of 7.5% to 8.5%.
•Abbott projects full-year 2025 adjusted operating margin to be 23.5% to 24.0% of sales, which reflects an increase of 150 basis points at the midpoint compared to 2024.
•Abbott projects full-year 2025 adjusted diluted EPS of $5.05 to $5.25, which reflects double-digit growth at the midpoint.

"We finished the year with very strong momentum. Sales growth and earnings per share growth in the fourth quarter were the highest of the year," said Robert B. Ford, chairman and chief executive officer, Abbott. "We continued our track record for delivering on our commitments by achieving the upper end of our initial guidance ranges for 2024 and are well-positioned to deliver another year of strong growth in 2025."
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FOURTH-QUARTER BUSINESS OVERVIEW
Management believes that measuring sales growth rates on an organic basis, which excludes the impact of foreign exchange and the impact of discontinuing the ZonePerfect® product line in the Nutrition business, is an appropriate way for investors to best understand the core underlying performance of the business. Management further believes that measuring sales growth rates on an organic basis excluding COVID-19 tests is an appropriate way for investors to best understand underlying base business performance in 2024, as the COVID-19 pandemic has shifted to an endemic state, resulting in significantly lower demand for COVID-19 tests.

Note: In order to compute results excluding the impact of exchange rates, current year U.S. dollar sales are multiplied or divided, as appropriate, by the current year average foreign exchange rates and then those amounts are multiplied or divided, as appropriate, by the prior year average foreign exchange rates.

Fourth Quarter 2024 Results (4Q24)

Sales 4Q24 ($ in millions)	Total Company	Nutrition	Diagnostics	Established Pharmaceuticals	Medical Devices
U.S.	4,341	928	1,055	—	2,353
International	6,633	1,201	1,465	1,268	2,699
Total reported	10,974	2,129	2,520	1,268	5,052

% Change vs. 4Q23
U.S.	10.0	8.0	3.5	n/a	14.0
International	5.4	2.0	(3.4)	3.8	13.5
Total reported	7.2	4.5	(0.6)	3.8	13.7
Impact of foreign exchange	(1.4)	(1.7)	(1.6)	(4.7)	(0.3)
Impact of business exit*	(0.2)	(0.9)	—	—	—
Organic	8.8	7.1	1.0	8.5	14.0
Impact of COVID-19 testing sales (3)	(1.3)	—	(5.1)	—	—
Organic (excluding COVID-19 tests)	10.1	7.1	6.1	8.5	14.0

U.S.	13.5	10.0	15.9	n/a	14.0
International	8.1	4.9	0.8	8.5	14.0

Full-Year 2024 Results (12M24)

Sales 12M24 ($ in millions)	Total Company	Nutrition	Diagnostics	Established Pharmaceuticals	Medical Devices
U.S.	16,323	3,689	3,830	—	8,788
International	25,627	4,724	5,511	5,194	10,198
Total reported	41,950	8,413	9,341	5,194	18,986

% Change vs. 12M23
U.S.	5.6	8.1	(11.5)	n/a	14.2
International	3.9	(0.4)	(2.6)	2.5	11.0
Total reported	4.6	3.2	(6.5)	2.5	12.4
Impact of foreign exchange	(2.6)	(2.7)	(2.6)	(6.7)	(1.3)
Impact of business exit and acquisition*	0.1	(0.5)	—	—	0.3
Organic	7.1	6.4	(3.9)	9.2	13.4
Impact of COVID-19 testing sales (3)	(2.5)	—	(9.1)	—	—
Organic (excluding COVID-19 tests)	9.6	6.4	5.2	9.2	13.4

U.S.	10.9	9.2	6.3	n/a	13.5
International	8.8	4.4	4.5	9.2	13.3
Refer to page 16 for a reconciliation of adjusted historical revenue to reported revenue.
*Quarter to date Dec. 31, 2024, reflects the impact of discontinuing the ZonePerfect® product line in the Nutrition business in March 2024. Full-year Dec. 31, 2024, reflects the impact of discontinuing the ZonePerfect product line in the Nutrition business in March 2024 and the acquisition of CSI on April 27, 2023. Organic sales growth excludes the impact of the acquired business from January through April 2024.
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Nutrition

Fourth Quarter 2024 Results (4Q24)

Sales 4Q24 ($ in millions)	Total	Pediatric	Adult
U.S.	928	562	366
International	1,201	438	763
Total reported	2,129	1,000	1,129

% Change vs. 4Q23
U.S.	8.0	11.3	3.2
International	2.0	(8.9)	9.5
Total reported	4.5	1.5	7.4
Impact of foreign exchange	(1.7)	(1.0)	(2.3)
Impact of business exit*	(0.9)	—	(1.7)
Organic	7.1	2.5	11.4

U.S.	10.0	11.3	8.1
International	4.9	(6.7)	13.0
Worldwide Nutrition sales increased 4.5 percent on a reported basis and increased 7.1 percent on an organic basis in the fourth quarter.
In Pediatric Nutrition, global sales increased 1.5 percent on a reported basis and 2.5 percent on an organic basis. Sales in the U.S. reflect continued market share gains in the infant formula business.
In Adult Nutrition, global sales increased 7.4 percent on a reported basis and 11.4 percent on an organic basis, which was led by strong growth of Ensure®, Abbott's market-leading complete and balanced nutrition brand, and Glucerna®, Abbott's market-leading brand of products designed to meet the nutritional requirements for people with diabetes.

Full-Year 2024 Results (12M24)

Sales 12M24 ($ in millions)	Total	Pediatric	Adult
U.S.	3,689	2,208	1,481
International	4,724	1,815	2,909
Total reported	8,413	4,023	4,390

% Change vs. 12M23
U.S.	8.1	11.7	3.2
International	(0.4)	(7.3)	4.5
Total reported	3.2	2.2	4.0
Impact of foreign exchange	(2.7)	(1.5)	(4.0)
Impact of business exit*	(0.5)	—	(0.9)
Organic	6.4	3.7	8.9

U.S.	9.2	11.7	5.8
International	4.4	(4.3)	10.5
*Reflects the impact of discontinuing the ZonePerfect® product line. This action was initiated in March 2024.

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Diagnostics

Fourth Quarter 2024 Results (4Q24)

Sales 4Q24 ($ in millions)	Total	Core Laboratory	Molecular	Point of Care	Rapid Diagnostics
U.S.	1,055	363	38	100	554
International	1,465	1,024	99	47	295
Total reported	2,520	1,387	137	147	849

% Change vs. 4Q23
U.S.	3.5	11.6	(13.9)	(6.1)	2.1
International	(3.4)	(1.9)	(9.1)	11.0	(7.9)
Total reported	(0.6)	1.3	(10.5)	(1.3)	(1.6)
Impact of foreign exchange	(1.6)	(2.5)	(0.3)	0.1	(0.6)
Organic	1.0	3.8	(10.2)	(1.4)	(1.0)
Impact of COVID-19 testing sales (3)	(5.1)	(0.2)	(2.8)	—	(17.4)
Organic (excluding COVID-19 tests)	6.1	4.0	(7.4)	(1.4)	16.4

U.S.	15.9	11.9	(7.2)	(6.1)	30.0
International	0.8	1.5	(7.5)	10.7	(0.6)

As expected, Diagnostics sales growth in the fourth quarter was negatively impacted by year-over-year declines in COVID-19 testing-related sales3. Worldwide COVID-19 testing sales were $176 million in the fourth quarter of 2024 compared to $288 million in the fourth quarter of the prior year.

Excluding COVID-19 testing-related sales, global Diagnostics sales increased 4.3 percent on a reported basis and increased 6.1 percent on an organic basis.

Excluding COVID-19 testing-related sales, growth in Rapid Diagnostics was driven by strong demand for Abbott's portfolio of respiratory disease tests used to diagnose influenza, strep throat, and respiratory syncytial virus (RSV).

Full-Year 2024 Results (12M24)

Sales 12M24 ($ in millions)	Total	Core Laboratory	Molecular	Point of Care	Rapid Diagnostics
U.S.	3,830	1,332	150	408	1,940
International	5,511	3,903	371	180	1,057
Total reported	9,341	5,235	521	588	2,997

% Change vs. 12M23
U.S.	(11.5)	7.2	(12.7)	3.1	(23.0)
International	(2.6)	(0.3)	(7.7)	6.4	(9.8)
Total reported	(6.5)	1.5	(9.2)	4.1	(18.8)
Impact of foreign exchange	(2.6)	(4.1)	(0.7)	—	(1.0)
Organic	(3.9)	5.6	(8.5)	4.1	(17.8)
Impact of COVID-19 testing sales (3)	(9.1)	(0.2)	(5.3)	—	(23.8)
Organic (excluding COVID-19 tests)	5.2	5.8	(3.2)	4.1	6.0

U.S.	6.3	7.5	(4.3)	3.1	7.4
International	4.5	5.3	(2.8)	6.5	3.8

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Established Pharmaceuticals

Fourth Quarter 2024 Results (4Q24)

Sales 4Q24 ($ in millions)	Total	Key Emerging Markets	Other
U.S.	—	—	—
International	1,268	948	320
Total reported	1,268	948	320

% Change vs. 4Q23
U.S.	n/a	n/a	n/a
International	3.8	3.3	5.2
Total reported	3.8	3.3	5.2
Impact of foreign exchange	(4.7)	(5.5)	(2.6)
Organic	8.5	8.8	7.8

U.S.	n/a	n/a	n/a
International	8.5	8.8	7.8

Established Pharmaceuticals sales increased 3.8 percent on a reported basis and 8.5 percent on an organic basis in the fourth quarter.

Key Emerging Markets include several emerging countries that represent the most attractive long-term growth opportunities for Abbott's branded generics product portfolio. Sales in these geographies increased 3.3 percent on a reported basis and increased 8.8 percent on an organic basis, led by growth in several geographies and therapeutic areas, including gastroenterology, women's health, and central nervous system/pain management.

Full-Year 2024 Results (12M24)

Sales 12M24 ($ in millions)	Total	Key Emerging Markets	Other
U.S.	—	—	—
International	5,194	3,858	1,336
Total reported	5,194	3,858	1,336

% Change vs. 12M23
U.S.	n/a	n/a	n/a
International	2.5	1.3	6.1
Total reported	2.5	1.3	6.1
Impact of foreign exchange	(6.7)	(8.2)	(2.3)
Organic	9.2	9.5	8.4

U.S.	n/a	n/a	n/a
International	9.2	9.5	8.4

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Medical Devices

Fourth Quarter 2024 Results (4Q24)

Sales 4Q24 ($ in millions)	Total	Rhythm Management	Electro- physiology	Heart Failure	Vascular	Structural Heart	Neuro-modulation	Diabetes Care
U.S.	2,353	303	300	253	269	290	204	734
International	2,699	321	343	78	456	319	53	1,129
Total reported	5,052	624	643	331	725	609	257	1,863

% Change vs. 4Q23
U.S.	14.0	6.0	7.7	11.5	9.7	25.7	4.2	22.0
International	13.5	8.2	8.8	5.0	5.7	19.5	23.9	18.8
Total reported	13.7	7.1	8.3	9.9	7.1	22.4	7.7	20.1
Impact of foreign exchange	(0.3)	(0.1)	(0.5)	0.3	0.3	(0.2)	(0.7)	(0.5)
Organic	14.0	7.2	8.8	9.6	6.8	22.6	8.4	20.6

U.S.	14.0	6.0	7.7	11.5	9.7	25.7	4.2	22.0
International	14.0	8.4	9.8	4.1	5.2	20.0	27.8	19.7

Worldwide Medical Devices sales increased 13.7 percent on a reported basis and 14.0 percent on an organic basis in the fourth quarter, including double-digit growth in both the U.S. and internationally.

Several products contributed to the strong performance, including FreeStyle Libre®, Navitor®, TriClip®, Amplatzer® Amulet®, and AVEIR®.

In Diabetes Care, sales of continuous glucose monitors were $1.8 billion and grew 22.7 percent on a reported basis and 22.8 percent on an organic basis.

For the full-year 2024, Medical Devices sales were $19 billion and increased more than $2 billion compared to the previous year.

Full-Year 2024 Results (12M24)

Sales 12M24 ($ in millions)	Total	Rhythm Management	Electro- physiology	Heart Failure	Vascular	Structural Heart	Neuro-modulation	Diabetes Care
U.S.	8,788	1,154	1,141	986	1,056	1,051	767	2,633
International	10,198	1,236	1,326	293	1,781	1,195	195	4,172
Total reported	18,986	2,390	2,467	1,279	2,837	2,246	962	6,805

% Change vs. 12M23
U.S.	14.2	6.3	13.2	11.1	8.0	19.0	5.9	23.6
International	11.0	5.7	11.6	7.3	4.6	12.6	18.4	14.9
Total reported	12.4	6.0	12.3	10.2	5.8	15.5	8.2	18.1
Impact of foreign exchange	(1.3)	(0.9)	(2.1)	(0.1)	(0.9)	(1.5)	(1.3)	(1.6)
Impact of acquisition*	0.3	—	—	—	2.1	—	—	—
Organic	13.4	6.9	14.4	10.3	4.6	17.0	9.5	19.7

U.S.	13.5	6.3	13.2	11.1	2.5	19.0	5.9	23.6
International	13.3	7.5	15.4	7.6	5.8	15.3	25.5	17.3

*Abbott completed the acquisition of CSI on April 27, 2023. For purposes of calculating organic sales growth, the impact from this acquired business has been excluded from January through April 2024.

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ABBOTT'S GUIDANCE
Abbott projects full-year 2025 organic sales growth to be in the range of 7.5% to 8.5%.

Abbott projects full-year 2025 adjusted operating margin to be 23.5% to 24.0% of sales.

Abbott projects full-year 2025 adjusted diluted earnings per share of $5.05 to $5.25 and first-quarter 2025 adjusted diluted earnings per share of $1.05 to $1.09.

Abbott has not provided the related GAAP financial measures on a forward-looking basis for these forward-looking non-GAAP financial measures because the company is unable to predict with reasonable certainty and without unreasonable effort the timing and impact of certain items such as restructuring and cost reduction initiatives, charges for intangible asset impairments, acquisition-related expenses, and foreign exchange, which could significantly impact Abbott's results in accordance with GAAP.
ABBOTT DECLARES 404th CONSECUTIVE QUARTERLY DIVIDEND
On Dec. 13, 2024, the board of directors of Abbott declared the company's quarterly dividend of $0.59 per share. Abbott's cash dividend is payable Feb. 14, 2025, to shareholders of record at the close of business on Jan. 15, 2025.

Abbott has increased its dividend payout for 53 consecutive years and is a member of the S&P 500 Dividend Aristocrats Index, which tracks companies that have annually increased their dividend for at least 25 consecutive years.

About Abbott:
Abbott is a global healthcare leader that helps people live more fully at all stages of life. Our portfolio of life-changing technologies spans the spectrum of healthcare, with leading businesses and products in diagnostics, medical devices, nutritionals and branded generic medicines. Our 114,000 colleagues serve people in more than 160 countries.

Connect with us at www.abbott.com and on LinkedIn, Facebook, Instagram, X and YouTube.

Abbott will live-webcast its fourth-quarter earnings conference call through its Investor Relations website at www.abbottinvestor.com at 8:30 a.m. Central time today. An archived edition of the webcast will be available later in the day.
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— Private Securities Litigation Reform Act of 1995 —
A Caution Concerning Forward-Looking Statements

Some statements in this news release may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Economic, competitive, governmental, technological and other factors that may affect Abbott's operations are discussed in Item 1A, "Risk Factors" in our Annual Report on Form 10-K for the year ended Dec. 31, 2023, and are incorporated herein by reference. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Abbott Financial: Michael Comilla, 224-668-1872 Tamika LeBean, 224-399-5082	Abbott Media: Karen Twigg May, 224-668-2681 Kate Dyer, 224-668-9965
1In the fourth quarter of 2024, total worldwide sales were $10.974 billion and COVID-19 testing-related sales were $176 million. In the fourth quarter of 2023, total worldwide sales were $10.241 billion and COVID-19 testing-related sales were $288 million.

2In the full-year 2024, total worldwide sales were $41.950 billion and COVID-19 testing related sales were $747 million. In the full-year 2023, total worldwide sales were $40.109 billion and COVID-19 testing sales were $1.586 billion.

3Diagnostic sales and COVID-19 testing-related sales in 2024 and 2023 are summarized below:

	Sales 4Q24			COVID Tests Sales 4Q24
($ in millions)	U.S.	Int'l	Total	U.S.	Int'l	Total
Total Diagnostics	1,055	1,465	2,520	134	42	176
Core Laboratory	363	1,024	1,387	1	1	2
Molecular	38	99	137	1	1	2
Rapid Diagnostics	554	295	849	132	40	172

	Sales 4Q23			COVID Tests Sales 4Q23
($ in millions)	U.S.	Int'l	Total	U.S.	Int'l	Total
Total Diagnostics	1,020	1,514	2,534	224	64	288
Core Laboratory	326	1,044	1,370	1	3	4
Molecular	44	109	153	5	2	7
Rapid Diagnostics	543	319	862	218	59	277

	Sales 12M24			COVID Tests Sales 12M24
($ in millions)	U.S.	Int'l	Total	U.S.	Int'l	Total
Total Diagnostics	3,830	5,511	9,341	562	185	747
Core Laboratory	1,332	3,903	5,235	4	6	10
Molecular	150	371	521	8	4	12
Rapid Diagnostics	1,940	1,057	2,997	550	175	725

	Sales 12M23			COVID Tests Sales 12M23
($ in millions)	U.S.	Int'l	Total	U.S.	Int'l	Total
Total Diagnostics	4,329	5,659	9,988	1,255	331	1,586
Core Laboratory	1,243	3,916	5,159	7	13	20
Molecular	172	402	574	24	19	43
Rapid Diagnostics	2,518	1,172	3,690	1,224	299	1,523

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Abbott Laboratories and Subsidiaries
Condensed Consolidated Statement of Earnings
Fourth Quarter Ended December 31, 2024 and 2023
(in millions, except per share data)
(unaudited)

	4Q24	4Q23	% Change
Net Sales	$10,974	$10,241	7.2

Cost of products sold, excluding amortization expense	4,942	4,556	8.5
Amortization of intangible assets	465	481	(3.1)
Research and development	749	700	7.0
Selling, general, and administrative	2,907	2,724	6.7
Total Operating Cost and Expenses	9,063	8,461	7.1

Operating Earnings	1,911	1,780	7.4

Interest expense, net	45	70	(35.6)
Net foreign exchange (gain) loss	(10)	24	n/m
Other (income) expense, net	(154)	(109)	n/m
Earnings before taxes	2,030	1,795	13.1
Taxes on earnings	(7,199)	201	n/m	1)

Net Earnings	$9,229	$1,594	n/m

Net Earnings excluding Specified Items, as described below	$2,349	$2,094	12.2	2)

Diluted Earnings per Common Share	$5.27	$0.91	n/m

Diluted Earnings per Common Share, excluding Specified Items, as described below	$1.34	$1.19	12.6	2)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,746	1,748

NOTES:
See tables on page 13 for an explanation of certain non-GAAP financial information.
n/m = Percent change is not meaningful.
See footnotes on the following page.
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1)2024 Taxes on Earnings includes $7.497 billion in non-cash valuation allowance adjustments resulting from the restructuring of certain foreign affiliates and the confirmation of certain tax filing positions.

2)2024 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax benefits of $6.880 billion, or $3.93 per share, for non-cash valuation allowance adjustments, intangible amortization, charges related to intangible impairments, expenses associated with restructuring actions, acquisitions and other net expenses.

2023 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $500 million, or $0.28 per share, for intangible amortization, charges related to restructuring and cost reduction initiatives, expenses associated with acquisitions and other net expenses.
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Abbott Laboratories and Subsidiaries
Condensed Consolidated Statement of Earnings
Twelve Months Ended December 31, 2024 and 2023
(in millions, except per share data)
(unaudited)

	12M24	12M23	% Change
Net Sales	$41,950	$40,109	4.6

Cost of products sold, excluding amortization expense	18,706	17,975	4.1
Amortization of intangible assets	1,878	1,966	(4.4)
Research and development	2,844	2,741	3.8
Selling, general, and administrative	11,697	10,949	6.8
Total Operating Cost and Expenses	35,125	33,631	4.4

Operating Earnings	6,825	6,478	5.4

Interest expense, net	215	252	(14.5)
Net foreign exchange (gain) loss	(27)	41	n/m
Other (income) expense, net	(376)	(479)	n/m
Earnings before taxes	7,013	6,664	5.2
Taxes on earnings	(6,389)	941	n/m	1)

Net Earnings	$13,402	$5,723	n/m

Net Earnings excluding Specified Items, as described below	$8,200	$7,802	5.1	2)

Diluted Earnings per Common Share	$7.64	$3.26	n/m

Diluted Earnings per Common Share, excluding Specified Items, as described below	$4.67	$4.44	5.2	2)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,748	1,749

NOTES:
See tables on page 14 for an explanation of certain non-GAAP financial information.
n/m = Percent change is not meaningful.
See footnotes on the following page.
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1)2024 Taxes on Earnings includes $7.497 billion in non-cash valuation allowance adjustments resulting from the restructuring of certain foreign affiliates and the confirmation of certain tax filing positions.

2023 Taxes on Earnings includes the recognition of approximately $80 million of net tax expense as a result of the resolution of various tax positions related to prior years.

2)2024 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax benefits of $5.202 billion, or $2.97 per share, for non-cash valuation allowance adjustments, intangible amortization, charges related to intangible impairments, expenses associated with restructuring actions, acquisitions and a divestiture, and other net expenses.

2023 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $2.079 billion, or $1.18 per share, for intangible amortization, charges related to restructuring and cost reduction initiatives, expenses associated with acquisitions and other net expenses.

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Abbott Laboratories and Subsidiaries
Non-GAAP Reconciliation of Financial Information
Fourth Quarter Ended December 31, 2024 and 2023
(in millions, except per share data)
(unaudited)

	4Q24
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$465	$(465)	$—
Gross Margin	5,567	673	6,240
R&D	749	(59)	690
SG&A	2,907	(21)	2,886
Other (income) expense, net	(154)	20	(134)
Earnings before taxes	2,030	733	2,763
Taxes on Earnings	(7,199)	7,613	414
Net Earnings	9,229	(6,880)	2,349
Diluted Earnings per Share	$5.27	$(3.93)	$1.34

Specified items reflect intangible amortization expense of $465 million and other net expenses of $268 million associated with intangible impairments, restructuring actions, acquisitions and other net expenses. See page 17 for additional details regarding specified items.

	4Q23
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$481	$(481)	$—
Gross Margin	5,204	518	5,722
R&D	700	(78)	622
SG&A	2,724	(35)	2,689
Other (income) expense, net	(109)	(9)	(118)
Earnings before taxes	1,795	640	2,435
Taxes on Earnings	201	140	341
Net Earnings	1,594	500	2,094
Diluted Earnings per Share	$0.91	$0.28	$1.19

Specified items reflect intangible amortization expense of $481 million and other net expenses of $159 million associated with restructuring actions, acquisitions and other net expenses. See page 18 for additional details regarding specified items.
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Abbott Laboratories and Subsidiaries
Non-GAAP Reconciliation of Financial Information
Twelve Months Ended December 31, 2024 and 2023
(in millions, except per share data)
(unaudited)

	12M24
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$1,878	$(1,878)	$—
Gross Margin	21,366	2,213	23,579
R&D	2,844	(140)	2,704
SG&A	11,697	(117)	11,580
Other (income) expense, net	(376)	(163)	(539)
Earnings before taxes	7,013	2,633	9,646
Taxes on Earnings	(6,389)	7,835	1,446
Net Earnings	13,402	(5,202)	8,200
Diluted Earnings per Share	$7.64	$(2.97)	$4.67

Specified items reflect intangible amortization expense of $1.878 billion and other net expenses of $755 million associated with intangible impairments, restructuring actions, acquisitions, a divestiture and other net expenses. See page 19 for additional details regarding specified items.

	12M23
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$1,966	$(1,966)	$—
Gross Margin	20,168	2,109	22,277
R&D	2,741	(222)	2,519
SG&A	10,949	(102)	10,847
Other (income) expense, net	(479)	25	(454)
Earnings before taxes	6,664	2,408	9,072
Taxes on Earnings	941	329	1,270
Net Earnings	5,723	2,079	7,802
Diluted Earnings per Share	$3.26	$1.18	$4.44

Specified items reflect intangible amortization expense of $1.966 billion and other net expenses of $442 million associated with restructuring actions, acquisitions and other net expenses. See page 20 for additional details regarding specified items.

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A reconciliation of the fourth-quarter tax rates for 2024 and 2023 is shown below:

	4Q24
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$2,030	$(7,199)	(354.6%)	1)
Specified items	733	7,613
Excluding specified items	$2,763	$414	15.0%

	4Q23
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$1,795	$201	11.2%	2)
Specified items	640	140
Excluding specified items	$2,435	$341	14.0%

A reconciliation of the year-to-date tax rates for 2024 and 2023 is shown below:

	12M24
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$7,013	$(6,389)	(91.1%)	1)
Specified items	2,633	7,835
Excluding specified items	$9,646	$1,446	15.0%

	12M23
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$6,664	$941	14.1%	2)
Specified items	2,408	329
Excluding specified items	$9,072	$1,270	14.0%

1)2024 Taxes on Earnings includes $7.497 billion in non-cash valuation allowance adjustments resulting from the restructuring of certain foreign affiliates and the confirmation of certain tax filing positions.

2)2023 Taxes on Earnings includes the recognition of approximately $80 million of net tax expense as a result of the resolution of various tax positions related to prior years.

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Abbott Laboratories and Subsidiaries
Non-GAAP Revenue Reconciliation
Fourth Quarter and Twelve Months Ended December 31, 2024 and 2023
($ in millions)
(unaudited)

	4Q24			4Q23			% Change vs. 4Q23
								Non-GAAP
	Abbott Reported	Impact from business exit (b)	Adjusted Revenue	Abbott Reported	Impact from business exit (b)	Adjusted Revenue	Reported	Adjusted	Organic
Total Company	10,974	(1)	10,973	10,241	(17)	10,224	7.2	7.4	8.8
U.S.	4,341	(1)	4,340	3,949	(17)	3,932	10.0	10.4	10.4
Intl	6,633	—	6,633	6,292	—	6,292	5.4	5.4	7.7

Total Nutrition	2,129	(1)	2,128	2,038	(17)	2,021	4.5	5.4	7.1
U.S.	928	(1)	927	860	(17)	843	8.0	10.0	10.0
Intl	1,201	—	1,201	1,178	—	1,178	2.0	2.0	4.9

Adult Nutrition	1,129	(1)	1,128	1,053	(17)	1,036	7.4	9.1	11.4
U.S.	366	(1)	365	355	(17)	338	3.2	8.1	8.1
Intl	763	—	763	698	—	698	9.5	9.5	13.0

Total Medical Devices	5,052	—	5,052	4,443	—	4,443	13.7	13.7	14.0
U.S.	2,353	—	2,353	2,065	—	2,065	14.0	14.0	14.0
Intl	2,699	—	2,699	2,378	—	2,378	13.5	13.5	14.0

Vascular	725	—	725	677	—	677	7.1	7.1	6.8
U.S.	269	—	269	245	—	245	9.7	9.7	9.7
Intl	456	—	456	432	—	432	5.7	5.7	5.2

	12M24				12M23			% Change vs. 12M23
									Non-GAAP
	Abbott Reported	Impact of acquisition (a)	Impact from business exit (b)	Adjusted Revenue	Abbott Reported	Impact from business exit (b)	Adjusted Revenue	Reported	Adjusted	Organic
Total Company	41,950	(57)	(14)	41,879	40,109	(49)	40,060	4.6	4.5	7.1
U.S.	16,323	(53)	(14)	16,256	15,452	(49)	15,403	5.6	5.5	5.5
Intl	25,627	(4)	—	25,623	24,657	—	24,657	3.9	3.9	8.1

Total Nutrition	8,413	—	(14)	8,399	8,154	(49)	8,105	3.2	3.7	6.4
U.S.	3,689	—	(14)	3,675	3,413	(49)	3,364	8.1	9.2	9.2
Intl	4,724	—	—	4,724	4,741	—	4,741	(0.4)	(0.4)	4.4

Adult Nutrition	4,390	—	(14)	4,376	4,220	(49)	4,171	4.0	4.9	8.9
U.S.	1,481	—	(14)	1,467	1,436	(49)	1,387	3.2	5.8	5.8
Intl	2,909	—	—	2,909	2,784	—	2,784	4.5	4.5	10.5

Total Medical Devices	18,986	(57)	—	18,929	16,887	—	16,887	12.4	12.1	13.4
U.S.	8,788	(53)	—	8,735	7,696	—	7,696	14.2	13.5	13.5
Intl	10,198	(4)	—	10,194	9,191	—	9,191	11.0	10.9	13.3

Vascular	2,837	(57)	—	2,780	2,681	—	2,681	5.8	3.7	4.6
U.S.	1,056	(53)	—	1,003	978	—	978	8.0	2.5	2.5
Intl	1,781	(4)	—	1,777	1,703	—	1,703	4.6	4.4	5.8

(a) Abbott completed the acquisition of CSI on April 27, 2023. For purposes of calculating organic sales growth, the impact from this acquired business has been excluded from January through April 2024.
(b) Reflects the impact of discontinuing the ZonePerfect® product line in the Nutrition business. This action was initiated in March 2024.

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Abbott Laboratories and Subsidiaries
Details of Specified Items
Fourth Quarter Ended December 31, 2024
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$—	$49	$465	$159	$673
R&D	(1)	(20)	—	(38)	(59)
SG&A	(5)	(22)	—	6	(21)
Other (income) expense, net	(2)	—	—	22	20
Earnings before taxes	$8	$91	$465	$169	733
Taxes on Earnings (d)					7,613
Net Earnings					$(6,880)
Diluted Earnings per Share					$(3.93)
The table above provides additional details regarding the specified items described on page 13.

a)Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the European Union's Medical Device Regulations (MDR) and In Vitro Diagnostics Medical Device Regulations (IVDR) requirements for previously approved products and intangible asset impairment charges.
d)Reflects the net tax benefit associated with the specified items, including non-cash valuation allowance adjustments.

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Abbott Laboratories and Subsidiaries
Details of Specified Items
Fourth Quarter Ended December 31, 2023
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$1	$29	$481	$7	$518
R&D	(6)	(4)	—	(68)	(78)
SG&A	(15)	(5)	—	(15)	(35)
Other (income) expense, net	(6)	—	—	(3)	(9)
Earnings before taxes	$28	$38	$481	$93	640
Taxes on Earnings (d)					140
Net Earnings					$500
Diluted Earnings per Share					$0.28

The table above provides additional details regarding the specified items described on page 13.
a)Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses, as well as legal and other costs related to business acquisitions.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the MDR and IVDR requirements for previously approved products and charges for intangible asset impairments.
d)Reflects the net tax benefit associated with the specified items.

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Abbott Laboratories and Subsidiaries
Details of Specified Items
Twelve Months Ended December 31, 2024
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$2	$125	$1,878	$208	$2,213
R&D	(5)	(21)	—	(114)	(140)
SG&A	(37)	(39)	—	(41)	(117)
Other (income) expense, net	(155)	—	—	(8)	(163)
Earnings before taxes	$199	$185	$1,878	$371	2,633
Taxes on Earnings (d)					7,835
Net Earnings					$(5,202)
Diluted Earnings per Share					$(2.97)
The table above provides additional details regarding the specified items described on page 14.

a)Includes the loss on the sale of a non-core business. Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses, as well as other costs related to business acquisitions.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the MDR and IVDR regulations for previously approved products and charges for investment and intangible asset impairments.
d)Reflects the net tax benefit associated with the specified items, including non-cash valuation allowance adjustments.

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Abbott Laboratories and Subsidiaries
Details of Specified Items
Twelve Months Ended December 31, 2023
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$16	$80	$1,966	$47	$2,109
R&D	(19)	(9)	—	(194)	(222)
SG&A	(58)	(33)	—	(11)	(102)
Other (income) expense, net	40	—	—	(15)	25
Earnings before taxes	$53	$122	$1,966	$267	2,408
Taxes on Earnings (d)					329
Net Earnings					$2,079
Diluted Earnings per Share					$1.18
The table above provides additional details regarding the specified items described on page 14.
a)Acquisition-related expenses include legal and other costs related to business acquisitions as well as integration costs, which represent incremental costs directly related to integrating acquired businesses.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the MDR and IVDR regulations for previously approved products and charges for intangible asset impairments.
d)Reflects the net tax benefit associated with the specified items.
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